Trade receivables and others (Tables)	6 Months Ended
Jun. 30, 2021
Subclassifications of assets, liabilities and equities [abstract]
Disclosure of Trade Receivables and Others

(in thousands of euro)	June 30, 2021	December 31, 2020

Other receivables	68	741
Other tax credits	333	333
Prepaid expenses	5,678	6,833
VAT refund	1,729	2,208
Trade account receivables (2)	1,469	10,585
Prepayments made to suppliers	1,091	1,114
Receivables and others	10,368	21,815
Research tax credit(1)	34,753	29,821
Receivables and others - non-current	34,753	29,821
Trade receivables and others	45,121	51,636

(1) The Research tax credit is recognized as other operating income in the year to which the eligible research expenditure relates. Following the fact that the Company no longer meets the eligibility criteria for the SME status as of December 31, 2019, the CIR for the tax year 2019 and subsequent years will in principle be offset against the French corporate income tax due by the company with respect to the three following years, or refunded if necessary upon expiry of such a period. The CIR for the tax year 2019 and 2020 amounted respectively to €16,737 thousand and €13,084 thousand . The Company recorded an additional Research tax credit for the six months ended June 30, 2021 of €4,933 thousand.
(2) As of December 31, 2020, this amount included a receivable of €8,400 thousands (including €1,400 thousand of value added tax) linked to the collaboration and licensing agreement signed with Sanofi in January 2016. This receivable resulted from the decision taken by Sanofi to advance IPH6101/SAR443579 towards regulatory preclinical studies for the study of a new investigational drug. This payment was received by the Company in January 2021.